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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1933



                                 APRIL 29, 2003
         --------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                             000-27115                       77-0364943
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   (STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                                            IDENTIFICATION NUMBER)

                              8725 W. HIGGINS ROAD
                             CHICAGO, ILLINOIS 60631
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     The following exhibit is furnished herewith:

     99.1 Press Release, dated April 29, 2003, of PCTEL, Inc. announcing its financial results for the fiscal quarter ended March 31, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

      In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On April 29, 2003, PCTEL, Inc. issued a press release regarding its financial results for its first fiscal quarter ended March 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2003

                                 PCTEL, INC.

                                 By: /s/ John W. Schoen
                                     -----------------------------------------
                                     John W. Schoen, Chief Financial Officer




Exhibit
Number         Description
-------        -----------

99.1 Press Release, dated April 29, 2003, of PCTEL, Inc. announcing its financial results for the fiscal quarter ended March 31, 2003

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